UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CalAmp Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CALAMP CORP. 2023 Annual Meeting Vote by July 25, 2023 11:59 PM ET    CALAMP CORP. 15635 ALTON PARKWAY, SUITE 250 IRVINE, CA 92618 [Graphic Appears Here] V19795-P94763 You invested in CALAMP CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 26, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. [Graphic Appears Here] For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 26, 2023 10:00 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/CAMP2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the eight directors named in the Proxy Statement to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. Nominees: 1a. Scott Arnold For 1b. Jason Cohenour For 1c. Wesley Cummins For 1d. Jeffery Gardner For 1e. Henry Maier For 1f. Roxanne Oulman For 1g. Jorge Titinger For 1h. Kirsten Wolberg For 2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending February 29, 2024. For 3. To approve, on an advisory basis, the compensation paid to our Named Executive Officers. For 4. To approve the Company’s Amended and Restated 2004 Incentive Stock Plan that, in part, increases the number of shares of common stock that can be issued thereunder by 1,748,000 shares to 14,598,000 shares, increases the For number of authorized shares that may be granted to any employee during any fiscal year to 200,000 shares to 500,000 shares, and extends the right to grant awards under the plan through June 1, 2033. 5. To approve a proposed amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 shares to 180,000,000 shares. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V19796-P94763